EXHIBIT 10.11

Hennessey Financial, LLC
and Subsidiary

December 31, 2005

Schedules of Total Return Performance

Loan Portfolio
Investor Portfolio

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY

INDEPENDENT AUDITORS’ REPORT

Governors
Hennessey Financial, LLC and Subsidiary
St. Paul, Minnesota

We have audited the accompanying Schedules of Total Return Investment Performance of the Loan Portfolio and Investor Portfolio of Hennessey Financial, LLC and subsidiary (the Company) for each of the years from inception (March 17, 2000 and April 3, 2001 for Loan Portfolio and Investor Portfolio, respectively) through December 31, 2005.  These schedules are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedules are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedules.  Our procedures included the verification of portfolio assets and liabilities by third party confirmation and physical examination of signed contracts.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the schedules referred to above present fairly, in all material respects, the Schedules of Total Return Investment Performance of the Loan Portfolio and Investor Portfolio of Hennessey Financial, LLC and subsidiary for the periods referred to in the first paragraph in conformity with accounting principles generally accepted in the United States of America.

Our audits were concluded for the purpose of forming an opinion on the schedules stated above.  The supplemental information provided, as identified in the table of contents, is presented for additional analysis and has been subjected to the auditing standards applied to the schedules and, in our opinion, is fairly stated in all material respects.

/s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
August 21, 2006

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY

Schedule of Total Return Investment Performance

Loan Portfolio

	Total return after management fee (1)	Total return before management fee	Total return dispersion (2)	Number of portfolios (3)	Total portfolio assets (000s) (3)	Percentage of total assets managed (3)
Year ended:

December 31, 2005	23.2%	23.2%	N/A	1	$48,868	100.0%

December 31, 2004	22.1%	22.1%	N/A	1	$22,293	100.0%

December 31, 2003	20.6%	20.6%	N/A	1	$11,121	100.0%

December 31, 2002	19.2%	19.2%	N/A	1	$4,074	100.0%

December 31, 2001	19.1%	19.1%	N/A	1	$2,259	100.0%

Period from: March 17, 2000 to December 31, 2000	15.1%	15.1%	N/A	1	$226	100.0%

Cumulative total return for the period from March 17, 2000 to December 31, 2005	196.4%	196.4%

(1), (2), and (3) – See page 4 for explanation.

See accompanying notes to schedules.

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY

Schedule of Total Return Investment Performance

Investor Portfolio

	Total return after management fee (1)	Total return before management fee	Total return dispersion (2)	Number of portfolios (3)	Total portfolio $’s (000s) (3)	Percentage of total $’s managed (3)
Year ended:

December 31, 2005	13.6%	13.6%	N/A	1	$41,856	100.0%

December 31, 2004	12.9%	12.9%	N/A	1	$18,000	100.0%

December 31, 2003	13.4%	13.4%	N/A	1	$8,656	100.0%

December 31, 2002	15.5%	15.5%	N/A	1	$2,565	100.0%

Period from: April 3, 2001 to December 31, 2001	13.2%	13.2%	N/A	1	$2,103	100.0%

Cumulative total return for the period from April 3, 2001 to December 31, 2005	90.2%	90.2%

(1), (2), and (3) – See page 4 for explanation.

See accompanying notes to schedules.

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY

Schedule of Total Return Investment Performance

The total returns presented below for one year represent the cumulative total returns for the year ended December 31, 2005.  Total returns presented below for five years represent the average annual returns calculated since January 1, 2001 for the loan portfolio.  Returns since inception represent the average annual returns calculated since March 17, 2000 for the loan portfolio and since April 3, 2001 for the investor portfolio.

	Loan Portfolio annual total eturn after management fee	Loan Portfolio annual total return before management fee	Investor Portfolio annual total return after management fee	Investor Portfolio annual total return before management fee

One year	23.2%	23.2%	13.6%	13.6%

Five years	20.8%	20.8%	N/A	N/A

Ten years	N/A	N/A	N/A	N/A

Since inception (average)	20.6%	20.6%	14.5%	14.5%

1.               The total returns after management fee percentages for the Loan Portfolio and Investor Portfolio for the periods presented are equal to the total return before management fee percentages because Hennessey Financial, LLC and subsidiary has not charged management fees.

2.               Total return dispersion is not applicable for periods less than one year or in the case where there is not more than one account under management for the entire year.

3.               The number of portfolios, total portfolio assets, and percentage of total assets managed represents accounts managed at the end of the year. For purposes of the Loan Portfolio schedule, total portfolio assets include the outstanding principal and accrued interest and fees for all loans originated and issued by Hennessey Financial, LLC and subsidiary.  For purposes of the Investor Portfolio schedule, total portfolio assets include the outstanding principal and accrued interest for all debt investors in Hennessey Financial, LLC and subsidiary.

4.               The investment performances of the Loan Portfolio and Investor Portfolio exclude the impact of any administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts.

5.               The investment performances exclude the impact of any sales charges investors might have paid when purchasing Hennessey Financial, LLC and subsidiary’s debt investments.  Investors have not paid any sales charges to invest in Hennessey Financial, LLC and subsidiary’s debt investments.  Any sales charges or commissions paid in conjunction with an investor’s account have been paid by Hennessey Financial, LLC and subsidiary.

See accompanying notes to schedules.

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY

Notes to Schedules

1.              General

Hennessey Financial, LLC provides secured mezzanine financing to companies engaged in residential building construction, land development, commercial real estate investments, and other business ventures.  The accompanying schedules include the accounts of the parent company Hennessey Financial, LLC (the Company) and one of its wholly-owned subsidiaries, Hennessey Funding, LLC (formed in March 2005 to provide mezzanine financing for certain land development projects).  The Company has managed a portfolio of loans since March 17, 2000.  The Company believes these loans will provide high rates of return while using real estate assets as collateral.  The Company has been capitalized in large part through various offerings of debt instruments since April 3, 2001.  The Company has provided fixed rate debt instruments to investors that provide a high rate of return relative to many other debt offerings.

2.              Types of Investments

The schedules present investment performance for all loans originated and issued (in the case of the Loan Portfolio) and all debt investors (in the case of the Investor Portfolio).

3.              Calculation of Total Return Investment Performance

The investment performance for the portfolios has been calculated on a time-weighted rate of return basis.  Significant parameters inherent in the performance are listed below:

•                  Returns for the portfolios include all loans and debt investors managed during the periods presented.  Beginning in 2000 (for the Loan Portfolio) and in 2001 (for the Investor Portfolio), monthly investment performance for the Loan Portfolio and the Investor Portfolio was derived through a dollar weighting of the underlying account returns.

•                  Performance percentages have been computed on a total return basis and reflect the results of capital repayments, interest and fees.  Typically, loans and investor accounts have a stated fixed rate of interest (as well as stated origination and extension fees for loans) and a stated length of term.  It is common for accrued interest to be compounded for both loan and investor accounts.

•                  Monthly valuations and linking, as adjusted for advances and pay downs in Loan accounts and contributions and withdrawals in Investor accounts, were utilized for the individual accounts underlying the aggregated Portfolio returns.  Monthly account performance is asset weighted to arrive at a Portfolio’s monthly return.  Monthly returns are linked to produce quarterly returns and quarterly returns are linked to produce annual returns.

•                  For new Loan and Investor accounts, the actual number of days invested in the first month was used to derive a monthly average account balance in the first month.

•                  For Loan accounts, investment income is derived from repayment of principal, interest and fees.  Loan interest is included on an accrual basis.  Origination fees for Loan accounts are accrued and amortized over the anticipated term of the Loan.  In the event the Loan account is repaid early, the remaining unamortized origination fees are recognized in the month of repayment.

•                  For Investor accounts, investment return is derived from repayment of principal plus interest.  Investor interest is included on an accrual basis.

•                  Performance percentages before management fees have been presented.  Additionally, performance percentages net of management fees are provided.  Since the Company has not charged management fees during the periods presented, the performance before management fee equals the performance after management fee in all cases.

The total return dispersion measures the consistency of the Company’s performance results with respect to the underlying account returns.  The disclosed dispersion represents the standard deviation of accounts that have been managed for the entire year.  Total return dispersion is not applicable for periods less than one year or in the case where there is not more than one account under management for the entire year.

The total return investment performance presented in the schedules may not be indicative of future performance.  Investors should be aware that other performance calculation methods may produce different results, and that comparison of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

SUPPLEMENTAL INFORMATION

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY
Monthly Returns for Loan Portfolio

December 2005	2.3%
November 2005	2.0%
October 2005	2.1%
September 2005	1.9%
August 2005	1.9%
July 2005	1.9%
June 2005	1.9%
May 2005	1.9%
April 2005	1.8%
March 2005	1.9%
February 2005	1.7%
January 2005	1.9%
December 2004	1.9%
November 2004	2.0%
October 2004	1.9%
September 2004	1.8%
August 2004	1.9%
July 2004	1.9%
June 2004	1.8%
May 2004	1.8%
April 2004	1.8%
March 2004	1.8%
February 2004	1.7%
January 2004	1.8%
December 2003	1.8%
November 2003	1.7%
October 2003	1.7%
September 2003	1.7%
August 2003	1.7%
July 2003	1.7%
June 2003	1.6%
May 2003	1.7%
April 2003	1.6%
March 2003	1.7%
February 2003	1.7%
January 2003	1.9%
December 2002	1.7%
November 2002	1.6%
October 2002	1.6%
September 2002	1.6%
August 2002	1.6%
July 2002	1.6%
June 2002	1.5%
May 2002	1.6%
April 2002	1.5%
March 2002	1.8%
February 2002	1.4%
January 2002	1.6%
December 2001	1.6%
November 2001	1.6%
October 2001	1.7%
September 2001	1.6%
August 2001	1.7%
July 2001	1.7%
June 2001	1.6%
May 2001	1.7%
April 2001	1.6%
March 2001	1.5%
February 2001	1.4%
January 2001	1.5%
December 2000	1.5%
November 2000	1.5%
October 2000	1.5%
September 2000	1.5%
August 2000	1.5%
July 2000	1.5%
June 2000	1.5%
May 2000	1.5%
April 2000	1.5%
March 2000 (b)	1.5	% (a)

(a) Adjusted to reflect entire month

(b) Inception date: March 17, 2000

HENNESSEY FINANCIAL, LLC AND SUBSIDIARY

Monthly Returns for Investor Portfolio

December 2005	1.2%
November 2005	1.2%
October 2005	1.2%
September 2005	1.2%
August 2005	1.1%
July 2005	1.2%
June 2005	1.1%
May 2005	1.1%
April 2005	1.1%
March 2005	1.1%
February 2005	1.0%
January 2005	1.1%
December 2004	1.1%
November 2004	1.0%
October 2004	1.1%
September 2004	1.1%
August 2004	1.1%
July 2004	1.1%
June 2004	1.1%
May 2004	1.1%
April 2004	1.1%
March 2004	1.1%
February 2004	1.0%
January 2004	1.1%
December 2003	1.1%
November 2003	1.1%
October 2003	1.1%
September 2003	1.1%
August 2003	1.1%
July 2003	1.1%
June 2003	1.1%
May 2003	1.1%
April 2003	1.1%
March 2003	1.2%
February 2003	1.0%
January 2003	1.2%
December 2002	1.2%
November 2002	1.1%
October 2002	1.2%
September 2002	1.3%
August 2002	1.3%
July 2002	1.3%
June 2002	1.2%
May 2002	1.3%
April 2002	1.3%
March 2002	1.5%
February 2002	1.3%
January 2002	1.5%
December 2001	1.4%
November 2001	1.4%
October 2001	1.5%
September 2001	1.4%
August 2001	1.5%
July 2001	1.5%
June 2001	1.5%
May 2001	1.6%
April 2001 (b)	1.5	% (a)

(a) Adjusted to reflect entire month

(b) Inception date: April 3, 2001